UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: September 1, 2008— August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Annual report 8 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
High Yield
Trust

Annual report
8 | 31 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Manager	5
Your fund’s performance	8
Your fund’s expenses	9
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	19
Financial statements	21
Federal tax information	46
About the Trustees	47
Officers	51

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 19 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process is highlighted by exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — more than 20 professionals, including analysts who specialize in different industry sectors — visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds can enhance the fund’s appreciation potential. The fund also invests in convertible securities as well as bank loans. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s portfolio managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the managers may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the portfolio managers believe that credit risk is likely to pick up or volatility is likely to increase, they may look to reduce risk in the portfolio.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

Moody’s	Grade
Aaa	Investment

Aa, A	Investment

Baa	Investment

Ba, B	High yield

Caa/Ca	High yield

C	High yield

High-yield bonds can offer greater income potential than other types of bonds.

ANNUAL FUND DIVIDENDS FROM A $100,000 INVESTMENT

Over time, the fund has delivered income for investors. It invests in high-yield bonds, which generally offer higher income than do other types of bonds in exchange for greater credit risk. See pages 8–9 for complete performance information. Past performance is not indicative of future results.

2	3

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 8/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception date of the fund’s class A shares.

“As the high-yield bond market recovered in
2009, we sold select holdings that had advanced
strongly and reinvested in areas that we believe
still offer meaningful upside potential.”

Paul Scanlon, Portfolio Manager, Putnam High Yield Trust

Credit qualities shown as a percentage of portfolio value as of 8/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Interview with your
fund’s Portfolio Manager

Paul Scanlon

How did Putnam High Yield Trust perform for the period?

For the year ending August 31, 2009, the fund returned 1.73%, trailing its primary benchmark, the JPMorgan Developed High Yield Index, which rose 5.54%, but outperforming the average for its Lipper peer group, High Current Yield Funds, which came in at 0.37%.

How would you characterize the high-yield bond market environment over the past year?

The 12 months ending August 31, 2009, can be separated into two dramatically different chapters. Continuing turmoil marked the beginning of the period, with the liquidation of investment bank Lehman Brothers and the near collapse of insurer American International Group in September 2008. Yield spreads on high-yield bonds reached all-time highs versus U.S. Treasuries as investors demanded increasingly higher premiums for assuming any type of credit risk. The Fed [Federal Reserve Board] and the U.S. Treasury introduced wide-ranging policy initiatives designed to restore calm to the credit markets, bolster investor confidence, and stimulate the economy. Then, in an extraordinary reversal from the early months of the period, fixed-income investors — concluding that the worst-case scenarios were unlikely to materialize — regained their appetite for risk and drove high-yield bonds higher during the period’s second half.

During the final months of the period, leading economic indicators began to stabilize as various government-stimulus measures started to take effect. U.S. gross domestic product declined 1% in the second quarter of 2009 but this was better than most investors were anticipating. In August, home prices registered their first monthly increase since 2006. And corporate fundamentals began to recover as companies achieved better-than-expected earnings due mainly to aggressive cost cutting.

Market technicals — or the supply-and-demand dynamics at work in the high-yield bond market — strengthened during the second half of the period. New issuance resumed amid a healthier market environment, with most of the fresh capital being used to refinance outstanding bank-loan debt. By period-end, yield spreads on high-yield bonds had tightened significantly relative to Treasuries, reducing the risk premium investors were demanding to invest in the asset class.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 11.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports — an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

How was the fund positioned during this period, and how did it affect results?

Underweight exposure to financials was the biggest detractor from relative results, as this sector rebounded strongly following the turmoil in 2008. We were underweight in financials primarily because of our bias toward companies that are rich in physical assets, believing that this attribute offered better downside protection. In the event of bankruptcy, such companies could sell these assets if necessary, instead of issuing additional debt or attempting to sell less-tangible assets at a loss. Our preference for companies with physical assets resulted in holding many securities with stronger relative credit quality, which was not rewarded in a market rebound that proved to be quite indiscriminate, with the lowest-quality bonds outperforming those with higher credit quality.

On the positive side, greater-than-benchmark exposure to the less-economically sensitive health-care sector helped relative performance, as did overweight positions in the cable TV and wireless communications industries. Strong security selection among consumer products and energy companies also boosted results.

Which investments helped relative performance the most?

An above-benchmark position in hospital owner and operator Hospital Corporation of America [HCA] was a key contributor to the fund’s performance. We liked the firm’s overall business strategy, corporate fundamentals, credit profile, and defensive characteristics.

Cable TV and Internet provider Charter Communications also helped versus the benchmark. The company restructured its debt during the period and as part of the restructuring, converted a portion of its outstanding bonds into equity

Top 10 holdings

HOLDING (percentage of fund’s net assets)	COUPON (%) and MATURITY DATE	SECTOR/INDUSTRY

NRG Energy, Inc. (1.0%)	7.375%, 2016	Utilities and power/Power producers
Freeport-McMoRan Copper & Gold, Inc. (0.9%)	8.375%, 2017	Basic materials/Metals
HCA, Inc. (0.8%)	9.125%, 2014	Health care/Health care
Intelsat Bermuda, Ltd. (Bermuda) (0.6%)	11.25%, 2016	Communication services/Telecommunications
Legrand SA (France) (0.6%)	8.5%, 2025	Capital goods/Manufacturing
GMAC, LLC (0.6%)	6.875%, 2012	Financials/Consumer finance
Arch Western Finance, LLC (0.6%)	6.75%, 2013	Energy/Coal
Ventas Realty LP/Capital Corp. (0.6%)	9%, 2012	Health care/Medical services
EchoStar DBS Corp. (0.6%)	6.375%, 2011	Consumer cyclicals/Broadcasting
First Data Corp. (0.6%)	9.875%, 2015	Technology/Technology services

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

shares. The bonds held by the fund were not converted. However, the increased equity cushion in the firm’s capital structure caused the prices of its bonds to rise.

Which holdings were the main detractors?

The primary detractors were actually bonds that we did not own but are included in the fund’s benchmark. Specifically, bonds issued by real estate finance company Residential Capital [ResCap], which had underwritten a substantial number of subprime loans, declined in value as the subprime mortgage crisis unfolded. However, in December 2008, ResCap’s parent company, GMAC Financial Services, received a $5 billion capital infusion from the federal government, alleviating investor concerns and causing the firm’s bonds to rebound sharply. Also, bonds issued by insurer American International Group entered the high-yield market — and our benchmark — as “fallen angels” during the first quarter of 2009 and rallied substantially along with the overall rally in financials. Fallen angels are companies whose debt formerly carried investment-grade credit ratings but was downgraded to below-investment-grade status.

What’s your outlook for the balance of 2009? And how will it affect your positioning of Putnam High Yield Trust?

In our view, the U.S. economy is showing increasing signs that it is stabilizing, and we believe this is likely to continue over the balance of 2009 and into 2010. We also believe corporate fundamentals will continue to improve as the economy regains its footing. We remain cautious on our longer-term expectations for economic growth and currently anticipate a relatively weak recovery. Lastly, we believe that high-yield-bond default rates, which stood at nearly 10% at period-end, are at or near their peak.

Despite the substantial rally that has occurred in the high-yield market, we believe compelling values can still be found among Ba- and B-rated securities. As the market recovered in 2009, we sold select holdings that had advanced strongly and reinvested in areas that we believe still offer meaningful upside potential.

Thanks for speaking with us today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is Team Leader of U.S. High Yield at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul Scanlon, your fund’s Portfolio Managers are Norman Boucher and Robert Salvin.

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of portfolio value. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	8.45%	8.31%	7.55%	7.55%	7.63%	7.63%	8.07%	7.96%	8.15%	8.53%

10 years	58.02	51.64	47.27	47.27	46.38	46.38	54.04	49.05	53.02	61.31
Annual average	4.68	4.25	3.95	3.95	3.88	3.88	4.42	4.07	4.35	4.90

5 years	23.70	18.79	19.61	17.93	19.26	19.26	22.08	18.08	21.21	24.82
Annual average	4.35	3.50	3.65	3.35	3.59	3.59	4.07	3.38	3.92	4.53

3 years	8.18	3.82	6.02	3.46	5.78	5.78	7.26	3.84	6.74	8.70
Annual average	2.66	1.26	1.97	1.14	1.89	1.89	2.36	1.26	2.20	2.82

1 year	1.73	–2.34	1.12	–3.52	1.14	0.21	1.36	–1.90	1.23	1.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 8/31/99 to 8/31/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,727 and $14,638, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,905 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,302 and $16,131, respectively.

Comparative index returns For periods ended 8/31/09

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	8.21%

10 years	74.90%	51.41
Annual average	5.75	3.96

5 years	28.27	19.26
Annual average	5.10	3.42

3 years	11.86	4.93
Annual average	3.81	1.44

1 year	5.54	0.37

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/09, there were 459, 382, 329, 201, and 10 funds, respectively, in this Lipper category. † The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception date of the fund’s class A shares.

Fund price and distribution information For the 12-month period ended 8/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.540		$0.496	$0.497	$0.527		$0.527	$0.553

Capital gains	—		—	—	—		—	—

Total	$0.540		$0.496	$0.497	$0.527		$0.527	$0.553

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/08	$7.21	$7.51	$7.19	$7.17	$7.23	$7.47	$7.16	$7.14

8/31/09	6.68	6.96	6.67	6.65	6.69	6.91	6.61	6.61

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	8.08%	7.76%	7.38%	7.40%	7.89%	7.64%	7.99%	8.35%

Current 30-day SEC yield [2,3]	N/A	8.20	7.78	7.78	N/A	8.01	8.30	8.81

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	8.61%	8.47%	7.70%	7.70%	7.78%	7.78%	8.23%	8.12%	8.31%	8.68%

10 years	68.09	61.34	56.29	56.29	55.53	55.53	63.67	58.29	62.59	71.46
Annual average	5.33	4.90	4.57	4.57	4.52	4.52	5.05	4.70	4.98	5.54

5 years	28.54	23.34	24.10	22.35	23.76	23.76	26.84	22.72	25.84	29.75
Annual average	5.15	4.28	4.41	4.12	4.36	4.36	4.87	4.18	4.70	5.35

3 years	12.66	8.16	10.25	7.60	10.17	10.17	11.71	8.03	11.21	13.25
Annual average	4.05	2.65	3.31	2.47	3.28	3.28	3.76	2.61	3.61	4.23

1 year	16.10	11.39	15.27	10.27	15.17	14.17	15.64	11.93	15.51	16.20

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/08	1.07%	1.82%	1.82%	1.32%	1.32%	0.82%

Annualized expense ratio for the six-month period
ended 8/31/09*	1.13%	1.88%	1.88%	1.38%	1.38%	0.88%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Trust from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.57	$10.93	$10.92	$8.02	$8.02	$5.13

Ending value (after expenses)	$1,308.00	$1,306.30	$1,305.00	$1,306.10	$1,305.60	$1,310.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.75	$9.55	$9.55	$7.02	$7.02	$4.48

Ending value (after expenses)	$1,019.51	$1,015.73	$1,015.73	$1,018.25	$1,018.25	$1,020.77

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on theirconsideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances  —for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 66th percentile in management fees and in the 41st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size —as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	56th

Three-year period	50th

Five-year period	40th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 460, 389 and 335 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc.

(“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam High Yield Trust	0.582%	0.636%	(0.053)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1 .Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust (the “fund”), including the fund’s portfolio, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 15, 2009

The fund’s portfolio 8/31/09

CORPORATE BONDS		Principal
AND NOTES (81.9%)*		amount	Value

Advertising and marketing services (0.2%)
Lamar Media Corp. company
guaranty 7 1/4s, 2013		$2,288,000	$2,202,200

Lamar Media Corp. 144A
sr. notes 9 3/4s, 2014		480,000	508,800

Vertis, Inc. company
guaranty sr. notes 13 1/2s, 2014 ‡‡		2,773,490	13,867

			2,724,867
Automotive (2.9%)
Affinia Group, Inc. 144A
sr. notes 10 3/4s, 2016		1,150,000	1,187,375

Allison Transmission, Inc. 144A
company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		2,800,000	2,352,000

ArvinMeritor, Inc. notes 8 3/4s, 2012		1,475,000	1,261,125

Dana Corp. escrow sr. notes 5.85s,
2015 (In default) † F		5,483,000	548

Ford Motor Credit Co., LLC
notes 7 7/8s, 2010		5,996,000	5,983,492

Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011		4,765,000	4,717,350

Ford Motor Credit Co., LLC sr. unsec.
FRN 3.26s, 2012		610,000	507,825

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		6,277,000	6,316,231

Ford Motor Credit Corp.
sr. notes 7 1/4s, 2011		1,295,000	1,217,747

Ford Motor Credit Corp. sr. unsec.
unsub. notes 7 1/2s, 2012		2,275,000	2,093,956

Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013		4,465,000	4,531,975

TRW Automotive, Inc. company
guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	800,000	916,992

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$3,350,000	2,814,000

TRW Automotive, Inc. 144A company
guaranty sr. unsec. unsub. notes 7s, 2014		1,665,000	1,448,550

			35,349,166
Basic materials (7.1%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018		4,385,000	4,374,038

AK Steel Corp. company
guaranty sr. unsec. notes 7 3/4s, 2012		1,162,000	1,160,548

Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡		4,534,000	23,123

Aleris International, Inc. company
guaranty sr. unsec. sub. notes 10s,
2016 (In default) †		396,000	990

Builders FirstSource, Inc. company
guaranty sr. notes FRN 4.69s, 2012		4,394,000	2,504,580

Clondalkin Acquisition BV 144A
company guaranty sr. notes FRN
2.629s, 2013 (Netherlands)		3,107,000	2,485,600

Compass Minerals International, Inc.
144A sr. notes 8s, 2019		1,470,000	1,462,650

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		10,261,000	10,697,093

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		2,600,000	2,717,000

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011		3,409,000	3,545,360

CORPORATE BONDS		Principal
AND NOTES (81.9%)* cont.		amount	Value

Basic materials cont.
Graphic Packaging International, Inc.
sr. notes 8 1/2s, 2011		$858,000	$855,855

Graphic Packaging International, Inc.
144A company guaranty sr. unsec.
notes 9 1/2s, 2017		960,000	984,000

Grief, Inc. 144A sr. notes 7 3/4s, 2019		840,000	823,200

Hanson PLC, Ltd. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2010
(United Kingdom)		1,395,000	1,381,050

Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company
guaranty 9 3/4s, 2014		2,213,000	1,659,750

Huntsman International, LLC company
guaranty sr. unsec. sub. notes,
Ser. REGS, 6 7/8s, 2013	EUR	1,685,000	1,979,700

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		$1,425,000	1,599,563

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		1,217,000	763,668

Metals USA, Inc. sec. notes 11 1/8s, 2015		4,008,000	3,667,320

Momentive Performance Materials, Inc.
company guaranty sr. unsec.
notes 9 3/4s, 2014		3,538,000	2,299,700

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		2,969,000	3,058,070

Nalco Co. 144A sr. notes 8 1/4s, 2017		385,000	402,325

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡		1,653,146	305,832

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		4,204,000	2,459,340

Novelis, Inc. company
guaranty 7 1/4s, 2015		3,749,000	3,036,690

Novelis, Inc. 144A sr. unsec.
notes 11 1/2s, 2015		1,030,000	996,525

PE Paper Escrow GmbH
sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	875,000	1,247,406

PE Paper Escrow GmbH 144A
sr. notes 12s, 2014 (Austria)		$765,000	784,125

Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	950,000	1,318,923

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$4,392,000	3,557,520

Smurfit — Stone Container Corp.
sr. notes 8 3/8s,
2012 (In default) †		2,163,000	1,357,283

Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		2,067,000	1,927,478

Steel Dynamics, Inc. 144A
sr. notes 7 3/4s, 2016		2,625,000	2,579,063

Teck Resources, Ltd.
sr. notes 10 3/4s, 2019 (Canada)		2,355,000	2,681,756

Teck Resources, Ltd.
sr. notes 10 1/4s, 2016 (Canada)		3,935,000	4,348,175

Teck Resources, Ltd.
sr. notes 9 3/4s, 2014 (Canada)		4,140,000	4,471,200

Teck Resources, Ltd. sr. unsec.
notes 6 1/8s, 2035 (Canada)		1,520,000	1,208,400

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Basic materials cont.
Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty sr. sec.
notes FRN Ser. B,4.233s, 2014	$1,600,000	$896,000

Verso Paper Holdings, LLC/Verso
Paper, Inc. company guaranty sr.
sub. notes Ser. B, 9 1/8s, 2014	4,508,000	2,941,470

Verso Paper Holdings, LLC/Verso
Paper, Inc. 144A sr. sec. notes
11 1/2s, 2014	2,545,000	2,494,100

		87,056,469
Broadcasting (1.9%)
Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	1,297,000	972,750

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	1,539,000	515,565

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	3,000	3,158

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	6,605,000	6,687,563

Echostar DBS Corp. company
guaranty 7s, 2013	216,000	211,680

Echostar DBS Corp. sr. notes 6 3/8s, 2011	7,077,000	7,085,846

Sirius XM Radio, Inc. 144A
sr. notes 9 3/4s, 2015	1,315,000	1,318,288

Univision Communications, Inc. 144A
company guaranty unsec.
notes 9 3/4s, 2015 ‡‡	3,539,000	2,264,960

Univision Communications, Inc. 144A
sr. sec. notes 12s, 2014	635,000	666,750

XM Satellite Radio Holdings, Inc.
144A sr. sec. notes 11 1/4s, 2013	675,000	700,313

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	3,270,000	3,106,500

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †	1,025,000	5,638

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †	3,903,000	429

		23,539,440
Building materials (1.9%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	5,916,000	5,294,820

Building Materials Corp. company
guaranty notes 7 3/4s, 2014	3,225,000	3,031,500

Masco Corp. sr. unsec.
unsub. notes 6 1/8s, 2016	3,775,000	3,449,957

Owens Corning, Inc. company
guaranty unsec. unsub. notes 9s, 2019	6,720,000	6,972,000

THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sec. notes 10s, 2013	1,280,000	1,190,400

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	6,684,000	3,141,480

		23,080,157
Cable television (2.0%)
Adelphia Communications Corp. escrow
bonds zero %, 2011	81,000	1,823

Adelphia Communications Corp. escrow
bonds zero %, 2010	4,000	90

Adelphia Communications Corp. escrow
bonds zero %, 2010	4,000	90

Adelphia Communications Corp. escrow
bonds zero %, 2009	2,223,000	50,018

CORPORATE BONDS		Principal
AND NOTES (81.9%)* cont.		amount	Value

Cable television cont.
Adelphia Communications Corp. escrow
bonds zero %, 2010		$2,906,000	$65,385

Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014		1,781,000	1,638,520

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012		4,477,000	4,577,733

CCH I Holdings, LLC company guaranty
sr. unsec. unsub. notes 12 1/8s,
2015 (In default) †		168,000	1,680

CCH I, LLC sec. notes 11s, 2015 (In default) †		6,803,000	952,420

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †		1,714,000	1,904,683

CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †		5,860,000	6,511,925

CCO Holdings LLC/CCO Holdings
Capital Corp. sr. unsec.
notes 8 3/4s, 2013 (In default) †		2,170,000	2,191,700

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		2,946,000	2,960,730

CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011		4,000	4,050

Mediacom LLC/Mediacom Capital Corp.
144A sr. notes 9 1/8s, 2019		760,000	752,400

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012		3,184,000	3,215,840

			24,829,087
Capital goods (4.5%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		2,422,000	2,313,010

Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011		4,000	4,130

Ball Corp. company
guaranty sr. unsec. notes 7 3/8s, 2019		330,000	329,175

Ball Corp. company
guaranty sr. unsec. notes 7 1/8s, 2016		500,000	500,000

BBC Holding Corp. sr. notes 8 7/8s, 2014		4,595,000	4,043,600

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018		5,100,000	5,023,500

Belden CDT, Inc. 144A company
guaranty sr. sub. notes 9 1/4s, 2019		1,040,000	1,045,200

Berry Plastics Holding Corp. company
guaranty sr. unsec. sub. notes 10 1/4s, 2016		758,000	591,240

Berry Plastics Holding Corp. sec.
notes FRN 4.504s, 2014		420,000	302,400

Bombardier, Inc. 144A sr. unsec.
notes FRN 4.406s, 2013 (Canada)	EUR	2,000	2,608

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$2,478,000	2,465,610

Crown European Holdings SA company
guaranty sr. sec. notes 6 1/4s,
2011 (France)	EUR	1,150,000	1,647,720

General Cable Corp. company
guaranty sr. unsec. notes FRN 2.972s, 2015		$3,918,000	3,379,275

Graham Packaging Co., Inc. company
guaranty sr. unsec. notes 8 1/2s, 2012		1,590,000	1,590,000

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		4,970,000	4,684,225

Legrand SA unsec.
unsub. debs. 8 1/2s, 2025 (France)		7,826,000	7,512,185

Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	652,000	906,160

RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		$3,655,000	3,362,600

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Capital goods cont.
Ryerson Tull, Inc. company
guaranty sr. sec. notes 12 1/4s, 2015	$3,558,000	$3,273,360

TD Funding Corp. company
guaranty 7 3/4s, 2014	5,002,000	4,964,485

Terex Corp. company guaranty 7 3/8s, 2014	3,441,000	3,286,155

Titan International, Inc. company
guaranty 8s, 2012	4,373,000	4,209,013

		55,435,651
Coal (1.1%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	7,795,000	7,444,225

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	6,021,000	6,021,000

		13,465,225
Commercial and consumer services (1.3%)
Aramark Corp. company
guaranty 8 1/2s, 2015	4,344,000	4,213,680

Corrections Corporation of America
company guaranty sr. notes 7 3/4s, 2017	3,640,000	3,594,500

Expedia, Inc. company
guaranty sr. unsec. notes 7.456s, 2018	1,090,000	1,107,713

Expedia, Inc. 144A company
guaranty sr. notes 8 1/2s, 2016	1,560,000	1,593,150

Lender Processing Services, Inc.
company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016	4,052,000	4,143,170

Travelport LLC company
guaranty 11 7/8s, 2016	719,000	553,630

Travelport LLC company
guaranty 9 7/8s, 2014	1,378,000	1,167,855

		16,373,698
Consumer (0.8%)
Visant Corp. company guaranty sr.
unsec. sub. notes 7 5/8s, 2012	3,982,000	4,001,910

Yankee Acquisition Corp. company
guaranty sr. notes Ser. B, 8 1/2s, 2015	5,757,000	5,210,085

		9,211,995
Consumer staples (5.6%)
Archibald Candy Corp. company
guaranty 10s, 2009 (In default) F †	774,063	11,954

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016	3,742,000	2,974,890

Avis Budget Car Rental, LLC company
guaranty sr. unsec.
unsub. notes 7 5/8s, 2014	2,447,000	1,969,835

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	4,529,000	4,274,244

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	738,000	723,240

Constellation Brands, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2017	257,000	248,648

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes
7 1/4s, 2016	4,473,000	4,327,628

Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	5,748,000	5,870,145

Dole Food Co. 144A sr. unsec.
notes 13 7/8s, 2014	3,690,000	4,206,600

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	3,418,000	3,144,560

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015	1,300,000	1,283,750

Jarden Corp. company guaranty 7 1/2s, 2017	3,756,000	3,615,150

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Consumer staples cont.
Jarden Corp. sr. unsec. 8s, 2016	$1,120,000	$1,148,000

JBS USA LLC/JBS USA Finance, Inc.
144A sr. notes 11 5/8s, 2014	1,870,000	1,963,500

Pinnacle Foods Finance LLC
sr. notes 9 1/4s, 2015	1,450,000	1,388,375

Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	3,698,000	3,734,980

Rite Aid Corp. company
guaranty 9 1/2s, 2017	3,472,000	2,499,840

Rite Aid Corp. sec. notes 7 1/2s, 2017	886,000	739,810

RSC Equipment Rental, Inc. 144A
sr. sec. notes 10s, 2017	2,260,000	2,361,700

Smithfield Foods, Inc. sr. unsec.
notes 7s, 2011	775,000	728,500

Smithfield Foods, Inc. sr. unsec.
notes Ser. B, 7 3/4s, 2013	2,640,000	2,178,000

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014	1,660,000	1,693,200

Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015 (In default) †	5,253,000	3,782,160

Spectrum Brands, Inc. company guaranty
sr. unsec. sub. notes stepped-coupon
12 1/2s (12 3/4s, 10/2/09), 2013
(In default) † †† ‡‡	3,166,000	2,279,520

Supervalu, Inc. sr. unsec. notes 8s, 2016	1,865,000	1,834,694

Tyson Foods, Inc. sr. unsec.
unsub. notes 10 1/2s, 2014	2,508,000	2,796,420

United Rentals North America, Inc.
company guaranty sr. unsec.
notes 6 1/2s, 2012	1,295,000	1,243,200

United Rentals North America, Inc.
144A company guaranty sr. unsec.
notes 10 7/8s, 2016	485,000	494,700

Wendy’s/Arby’s Restaurants LLC 144A
sr. unsec. notes 10s, 2016	4,985,000	5,109,625

		68,626,868
Energy (oil field) (1.6%)
Complete Production Services, Inc.
company guaranty 8s, 2016	2,721,000	2,333,258

Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	6,787,000	6,379,780

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	2,114,000	1,934,310

Key Energy Services, Inc. company guaranty
sr. unsec. unsub. notes 8 3/8s, 2014	4,200,000	3,801,000

Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	1,874,505	1,901,351

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	2,793,000	2,820,930

Stallion Oilfield Services/Stallion
Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s,
2015 (In default) †	2,837,000	1,049,690

		20,220,319
Entertainment (0.9%)
Cinemark, Inc. 144A company
guaranty sr. notes 8 5/8s, 2019	1,470,000	1,484,700

Hertz Corp. company guaranty 8 7/8s, 2014	4,725,000	4,524,188

Marquee Holdings, Inc. sr. disc.
notes 12s, 2014	4,678,000	3,900,283

Universal City Development Partners,
Ltd. sr. unsec. unsub. notes 11 3/4s, 2010	1,205,000	1,201,988

		11,111,159

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Financials (3.1%)
CB Richard Ellis Services, Inc. 144A
sr. sub. notes 11 5/8s, 2017	$1,240,000	$1,289,600

CIT Group, Inc. sr. unsec.
notes 7 5/8s, 2012	2,100,000	1,189,791

CIT Group, Inc. sr. unsec.
unsub. notes 5.65s, 2017	1,655,000	930,007

CIT Group, Inc. sr. unsec.
unsub. notes 5.2s, 2010	1,285,000	772,862

GMAC, LLC sr. unsec.
unsub. notes 6 7/8s, 2011	115,000	104,607

GMAC, LLC 144A company
guaranty sr. unsec.
unsub. notes 7 3/4s, 2010	2,924,000	2,902,070

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 7 1/4s, 2011	2,130,000	2,007,525

GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes 7s, 2012	2,455,000	2,203,363

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 6 7/8s, 2012	8,608,000	7,488,960

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 6 7/8s, 2011	965,000	890,213

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 6 3/4s, 2014	4,734,000	3,881,880

GMAC, LLC 144A company guaranty
sr. unsec. unsub. notes 6 5/8s, 2012	1,291,000	1,136,080

GMAC, LLC 144A company
guaranty sr. unsec. unsub. notes FRN
2.868s, 2014	624,000	480,480

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	1,156,000	971,040

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	823,000	741,729

iStar Financial, Inc. sr. unsec.
unsub. notes 8 5/8s, 2013 R	1,245,000	588,263

iStar Financial, Inc. sr. unsec.
unsub. notes 5.65s, 2011 R	1,640,000	934,800

iStar Financial, Inc. sr. unsec.
unsub. notes Ser. B, 5.95s, 2013 R	805,000	326,025

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	1,345,000	1,318,100

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	2,070,000	1,899,225

Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015	2,492,000	1,869,000

Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	1,018,000	931,470

Universal City Florida Holding Co.
sr. unsec. notes FRN 5.233s, 2010	3,055,000	2,787,688

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN
4.315s, 2014	756,000	584,010

		38,228,788
Gaming and lottery (2.7%)
American Casino & Entertainment
Properties LLC 144A sr. notes 11s, 2014	2,560,000	2,131,200

Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	3,072,000	2,557,440

Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	945,000	823,331

Harrah’s Operating Co., Inc. company
guaranty sr. sec. notes Ser. A144, 10s, 2018	5,856,000	4,099,200

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Gaming and lottery cont.
Harrahs Operating Escrow, LLC/Harrahs
Escrow Corp. 144A sr. sec.
notes 11 1/4s, 2017	$1,565,000	$1,592,388

Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	4,615,000	1,084,525

MGM Mirage, Inc. company
guaranty 6 3/4s, 2013	673,000	511,480

MGM Mirage, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	1,565,000	1,118,975

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,595

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014	485,000	510,463

MTR Gaming Group, Inc. 144A company
guaranty sr. notes 12 5/8s, 2014	3,930,000	3,831,750

Penn National Gaming, Inc. company
guaranty sr. notes 6 7/8s, 2011	515,000	515,000

Penn National Gaming, Inc. 144A
sr. unsec. sub. notes 8 3/4s, 2019	675,000	669,938

Pinnacle Entertainment, Inc. company
guaranty sr. unsec.
sub. notes 7 1/2s, 2015	495,000	430,650

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	5,139,000	5,139,000

Pinnacle Entertainment, Inc. 144A
sr. notes 8 5/8s, 2017	725,000	714,125

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	3,504,000	1,108,140

Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015 (In default) †	8,703,000	870,300

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH,
6 5/8s, 2014	2,215,000	2,037,800

Yonkers Racing Corp. 144A
sr. notes 11 3/8s, 2016	3,340,000	3,398,450

		33,145,750
Health care (7.9%)
Biomet, Inc. company
guaranty sr. unsec. bond 10s, 2017	4,425,000	4,646,250

Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	2,130,000	2,137,988

DaVita, Inc. company guaranty 6 5/8s, 2013	4,021,000	3,900,370

Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011
(Ireland)	5,910,000	5,740,088

Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015	2,385,000	2,587,725

HCA, Inc. company
guaranty sr. notes 9 5/8s, 2016 ‡‡	4,305,000	4,348,050

HCA, Inc. sr. sec. notes 9 1/4s, 2016	4,830,000	4,890,375

HCA, Inc. sr. sec. notes 9 1/8s, 2014	9,207,000	9,299,070

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	2,980,000	3,017,250

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	3,165,000	2,824,763

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	360,000	351,900

Omnicare, Inc. company
guaranty 6 3/4s, 2013	391,000	369,495

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,093,000	1,011,025

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	4,455,000	4,187,700

Psychiatric Solutions, Inc. 144A
sr. sub. notes 7 3/4s, 2015	935,000	877,731

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Health care cont.
Select Medical Corp. company
guaranty 7 5/8s, 2015	$5,602,000	$5,097,820

Service Corporation International
debs. 7 7/8s, 2013	3,506,000	3,400,820

Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016	715,000	672,100

Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	6,211,000	5,900,450

Sun Healthcare Group, Inc. company
guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	3,486,000	3,433,710

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	3,850,000	2,849,000

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes 8 7/8s, 2015 ‡‡	2,593,061	1,918,865

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	1,340,000	1,443,850

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	4,510,000	4,622,750

United Surgical Partners International, Inc.
company guaranty sr. unsec. sub.
notes 8 7/8s, 2017	1,000,000	940,000

US Oncology, Inc. company guaranty sr.
unsec. sub. notes 10 3/4s, 2014	1,487,000	1,505,588

Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	6,408,000	6,295,860

Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 R	6,916,000	7,244,510

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R	1,556,000	1,501,540

		97,016,643
Homebuilding (1.0%)
D.R. Horton, Inc. company guaranty
sr. unsec. unsub. notes Ser. MTN, 6s, 2011	1,270,000	1,263,650

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	4,000	4,120

Meritage Homes Corp. company
guaranty 6 1/4s, 2015	3,891,000	3,346,260

Meritage Homes Corp. sr. notes 7s, 2014	684,000	601,920

Realogy Corp. company
guaranty sr. unsec. notes 10 1/2s, 2014	9,170,000	5,456,150

Standard Pacific Corp. company
guaranty sr. unsec. unsub. notes 7s, 2015	1,690,000	1,326,650

Standard Pacific Corp. company guaranty
sr. unsec. unsub. notes 6 1/4s, 2014	895,000	702,575

		12,701,325
Household furniture and appliances (0.2%)
Sealy Mattress Co. 144A sr. sec.
notes 10 7/8s, 2016	2,590,000	2,784,250

		2,784,250
Lodging/Tourism (0.7%)
FelCor Lodging LP company
guaranty 9s, 2011 R	2,980,000	2,793,750

Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 R	117,000	108,810

Host Marriott LP sr. notes 7 1/8s, 2013 R	90,000	87,075

Host Marriott LP sr. notes Ser. M,
7s, 2012 R	3,464,000	3,412,040

Seminole Hard Rock
Entertainment, Inc. 144A
sr. notes FRN 3.129s, 2014	2,901,000	2,146,740

		8,548,415

CORPORATE BONDS		Principal
AND NOTES (81.9%)* cont.		amount	Value

Media (1.8%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015		$2,366,000	$2,271,360

Affinion Group, Inc. company
guaranty 10 1/8s, 2013		2,595,000	2,578,781

Affinity Group, Inc.
sr. sub. notes 9s, 2012		4,466,000	2,858,240

Interpublic Group of Companies, Inc.
(The) sr. unsec. notes 6 1/4s, 2014		190,000	175,275

Interpublic Group of Companies, Inc.
(The) sr. unsec. unsub. notes FRN
2.44s, 2010		1,520,000	1,451,600

Interpublic Group of Companies, Inc.
(The) 144A sr. unsec. notes 10s, 2017		650,000	680,063

Liberty Media, LLC sr. notes 5.7s, 2013		2,925,000	2,778,750

Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014		3,955,000	3,737,475

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††		3,640,000	2,548,000

NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)		1,979,000	2,003,738

Virgin Media Finance PLC company
guaranty sr. notes Ser. 1, 9 1/2s,
2016 (United Kingdom)		1,030,000	1,058,325

Virgin Media Finance PLC company
guaranty sr. unsec. unsub. notes
9 1/2s, 2016 (United Kingdom)	EUR	445,000	648,850

			22,790,457
Oil and gas (8.1%)
Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017		$4,203,000	2,816,010

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015		790,000	805,800

Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013		4,547,000	4,456,060

Chesapeake Energy Corp. sr. notes
7s, 2014		1,597,000	1,517,150

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)		8,244,000	5,688,360

Comstock Resources, Inc.
sr. notes 6 7/8s, 2012		4,120,000	4,058,200

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)		4,277,000	3,015,285

Connacher Oil and Gas, Ltd. 144A
sr. sec. notes 11 3/4s, 2014 (Canada)		1,835,000	1,862,525

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016		475,000	499,938

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015		4,012,000	3,911,700

Encore Acquisition Co.
sr. sub. notes 6s, 2015		4,513,000	3,881,180

Ferrellgas LP/Finance
sr. notes 8 3/4s, 2012		195,000	192,075

Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014		5,849,000	5,366,458

Ferrellgas LP/Finance 144A
sr. notes 6 3/4s, 2014		374,000	343,145

Forest Oil Corp. sr. notes 8s, 2011		4,280,000	4,354,900

Harvest Operations Corp.
sr. notes 7 7/8s, 2011		5,424,000	5,017,200

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Oil and gas cont.
Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. unsec.
notes 7 3/4s, 2015	$2,100,000	$1,937,250

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	490,000	477,750

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	6,054,000	5,842,110

OPTI Canada, Inc. company guaranty
sr. sec. notes 8 1/4s, 2014 (Canada)	1,250,000	812,500

OPTI Canada, Inc. company guaranty
sr. sec. notes 7 7/8s, 2014 (Canada)	2,830,000	1,811,200

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	4,421,000	4,487,315

PetroHawk Energy Corp. 144A
sr. notes 10 1/2s, 2014	585,000	625,950

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	2,955,000	2,748,150

Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	787,000	763,390

Plains Exploration & Production Co.
company guaranty 7s, 2017	4,966,000	4,568,720

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	1,017,000	844,110

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	1,223,000	1,149,620

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	1,585,000	1,680,100

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017	790,000	778,150

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	4,446,000	3,601,260

SandRidge Energy, Inc. company guaranty
sr. unsec. unsub. FRN 4.222s, 2014	1,768,000	1,468,091

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	5,452,000	4,934,060

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	6,900,000	6,244,500

Whiting Petroleum Corp. company
guaranty 7s, 2014	2,107,000	2,064,860

Williams Cos., Inc. (The) notes 7 3/4s, 2031	640,000	651,127

Williams Cos., Inc. (The) sr. unsec.
notes 8 1/8s, 2012	22,000	23,629

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	1,395,000	1,510,553

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	732,000	793,927

Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	1,915,000	1,959,786

		99,564,094
Publishing (0.5%)
American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	3,486,576	1,969,915

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	291,738	164,832

CanWest Media, Inc. company
guaranty 8s, 2012
(Canada) (In default) †	3,148,006	1,707,793

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	2,429,000	2,031,251

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	918,000	865,215

		6,739,006

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Regional Bells (1.2%)
Cincinnati Bell, Inc. company
guaranty 7s, 2015	$1,988,000	$1,868,720

Citizens Communications Co.
notes 9 1/4s, 2011	3,819,000	4,019,498

Frontier Communications Corp.
sr. unsec. notes 8 1/4s, 2014	450,000	446,625

Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014	902,000	870,430

Qwest Corp. sr. unsec.
unsub. notes 8 7/8s, 2012	4,660,000	4,799,800

Qwest Corp. sr. unsec.
unsub. notes 7 1/4s, 2025	2,586,000	2,126,985

Qwest Corp. 144A sr. unsec.
notes 8 3/8s, 2016	750,000	757,500

Valor Telecommunications
Enterprises LLC/Finance Corp.
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2015	495,000	499,331

		15,388,889
Retail (2.6%)
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	2,771,000	1,711,093

Burlington Coat Factory
Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	3,666,000	3,436,875

Dollar General Corp. company
guaranty sr. unsec. notes 10 5/8s, 2015	1,935,000	2,147,850

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN
Ser. B, 4.593s, 2014	5,820,000	4,990,650

Harry & David Operations Corp.
company guaranty sr. unsec.
notes 9s, 2013	3,279,000	1,491,945

Harry & David Operations Corp.
company guaranty sr. unsec.
notes FRN 5.668s, 2012	1,012,000	445,280

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	4,555,000	3,917,300

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	6,140,757	4,574,864

Toys R Us Property Co., LLC 144A
company guaranty sr. unsec.
notes 10 3/4s, 2017	5,195,000	5,272,925

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	4,421,000	3,890,480

		31,879,262
Technology (4.7%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	4,000	3,320

Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	2,435,000	2,404,563

Avago Technologies Finance company
guaranty sr. unsec. notes 10 1/8s,
2013 (Singapore)	1,525,000	1,593,625

Avago Technologies Finance company
guaranty sr. unsec. notes FRN
6.168s, 2013 (Singapore)	16,000	15,040

Avago Technologies Finance company
guaranty sr. unsec.
sub. notes 11 7/8s, 2015 (Singapore)	1,043,000	1,111,828

Celestica, Inc.
sr. sub. notes 7 5/8s, 2013 (Canada)	1,935,000	1,920,488

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Technology cont.
Ceridian Corp. company
guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	$630,000	$497,700

Ceridian Corp. sr. unsec.
notes 11 1/4s, 2015	3,495,000	2,970,750

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	1,462,000	1,315,800

First Data Corp. company
guaranty sr. unsec. notes 9 7/8s, 2015	8,245,000	7,049,475

First Data Corp. 144A company
guaranty sr. sub. notes 11 1/4s, 2016	1,310,000	1,002,150

First Data Corp. 144A company
guaranty sr. unsec.
unsub. notes 10.55s, 2015 ‡‡	4,465,000	3,460,375

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	6,826,000	4,607,550

Freescale Semiconductor, Inc. company
guaranty sr. unsec.
sub. notes 10 1/8s, 2016	638,000	354,090

Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	698,000	711,088

Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	916,000	916,000

Iron Mountain, Inc. company
guaranty 7 3/4s, 2015	112,000	111,720

Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	211,000	199,395

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020	2,038,000	1,969,218

Iron Mountain, Inc.
sr. sub. notes 8 3/8s, 2021	1,730,000	1,719,188

Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	529,000	359,720

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †	2,748,000	3,435

Sanmina Corp. company
guaranty sr. unsec.
sub. notes 6 3/4s, 2013	1,655,000	1,514,325

Sanmina Corp. sr. unsec.
sub. notes 8 1/8s, 2016	410,000	353,625

Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016	1,226,000	1,101,617

Seagate Technology International 144A
company guaranty sr. sec. notes 10s,
2014 (Cayman Islands)	850,000	911,625

SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	3,607,000	3,570,930

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	7,034,000	6,963,660

SunGard Data Systems, Inc. 144A
sr. unsec. notes 10 5/8s, 2015	589,000	608,143

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	3,058,000	2,828,650

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015	3,115,000	3,052,700

Xerox Capital Trust I company
guaranty 8s, 2027	3,027,000	2,430,620

		57,632,413

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Telecommunications (6.6%)
American Tower Corp. sr. unsec.
notes 7s, 2017	$1,554,000	$1,524,863

CC Holdings GS V, LLC/Crown Castle GS
III Corp. 144A sr. sec.
notes 7 3/4s, 2017	1,095,000	1,105,950

Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013	1,929,000	1,967,580

Centennial Communications Corp.
sr. unsec. notes FRN 6.347s, 2013	1,184,000	1,148,480

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)	2,104,000	1,877,820

Digicel, Ltd. 144A sr. unsec.
unsub. notes 9 1/4s, 2012 (Jamaica)	2,928,000	2,920,680

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012
(United Kingdom)	4,089,000	4,242,338

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	7,644,000	7,949,760

Intelsat Bermuda, Ltd. 144A company
guaranty sr. unsec. notes 11 1/4s,
2017 (Bermuda)	3,210,000	3,033,450

Intelsat Intermediate Holding Co.,
Ltd. company guaranty sr. unsec.
notes stepped-coupon zero % (9 1/4s,
2/1/10), 2015 (Bermuda) ††	2,118,000	2,065,050

Intelsat Intermediate Holding Co.,
Ltd. company guaranty sr. unsec.
notes stepped-coupon Ser. *, zero %
(9 1/2s, 2/1/10), 2015 (Bermuda) ††	2,715,000	2,647,125

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes Ser. *, 8 7/8s, 2015 (Bermuda)	1,825,000	1,838,688

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec.
notes Ser. *, 8 1/2s, 2013 (Bermuda)	1,907,000	1,921,303

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	4,817,000	3,974,025

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	1,088,000	848,640

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	6,625,000	6,500,781

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D,
7 3/8s, 2015	6,135,000	5,237,756

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016	960,000	950,400

Nordic Telephone Co. Holdings ApS
144A sr. sec. bond 8 7/8s, 2016 (Denmark)	931,000	944,965

PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	2,276,000	1,963,050

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8 1/4s, 2019	930,000	934,650

SBA Telecommunications, Inc. 144A
company guaranty sr. notes 8s, 2016	2,050,000	2,044,875

Sprint Capital Corp. company
guaranty 6 7/8s, 2028	6,828,000	4,967,370

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	1,460,000	1,390,650

West Corp. company guaranty 9 1/2s, 2014	3,843,000	3,545,168

CORPORATE BONDS		Principal
AND NOTES (81.9%)* cont.		amount	Value

Telecommunications cont.
Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017
(Netherlands)		$2,900,000	$3,146,500

Wind Acquisition Finance SA 144A
sr. notes 11 3/4s, 2017
(Netherlands)	EUR	400,000	592,411

Windstream Corp. company
guaranty 8 5/8s, 2016		$6,072,000	6,094,770

Windstream Corp. company
guaranty 8 1/8s, 2013		4,050,000	4,050,000

			81,429,098
Telephone (0.7%)
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		4,212,000	3,969,810

Cricket Communications, Inc. 144A
sr. sec. notes 7 3/4s, 2016		1,855,000	1,799,350

iPCS, Inc. company
guaranty sr. notes FRN 2.608s, 2013		1,768,000	1,449,760

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014		1,732,000	1,762,310

			8,981,230
Textiles (0.4%)
Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016		972,000	972,000

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015		3,490,000	3,568,525

			4,540,525
Tire and rubber (0.5%)
Goodyear Tire & Rubber Co. (The)
sr. unsec. notes 10 1/2s, 2016		5,735,000	6,122,113

			6,122,113
Transportation (0.5%)
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		3,652,000	3,432,880

RailAmerica, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		2,395,000	2,475,831

			5,908,711
Utilities and power (6.9%)
AES Corp. (The) sr. unsec. notes 8s, 2020		1,291,000	1,207,085

AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017		1,655,000	1,584,663

AES Corp. (The) 144A sec.
notes 8 3/4s, 2013		3,600,000	3,672,000

AES Corp. (The) 144A
sr. notes 9 3/4s, 2016		270,000	280,800

Allegheny Energy Supply 144A
sr. unsec. bond 8 1/4s, 2012		2,723,000	2,952,181

Ameren Corp. sr. unsec. notes 8 7/8s,
2014 (Mexico)		2,455,000	2,675,363

CMS Energy Corp. sr. notes 8 1/2s, 2011		1,164,000	1,199,404

Colorado Interstate Gas Co.
debs. 6.85s, 2037 (Canada)		3,247,000	3,314,213

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016		4,885,000	4,323,225

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016		1,916,000	1,561,540

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013		435,000	387,150

Edison Mission Energy sr. unsec.
notes 7.2s, 2019		3,531,000	2,559,975

Edison Mission Energy sr. unsec.
notes 7s, 2017		60,000	45,825

El Paso Corp. sr. notes Ser. GMTN,
7.8s, 2031		121,000	107,690

CORPORATE BONDS	Principal
AND NOTES (81.9%)* cont.	amount	Value

Utilities and power cont.
El Paso Corp. sr. unsec. notes 12s, 2013	$855,000	$966,150

El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	1,882,029

Inergy LP/Inergy Finance Corp.
sr. unsec. notes 6 7/8s, 2014	6,839,000	6,394,465

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	1,754,000	1,789,080

Ipalco Enterprises, Inc. 144A
sr. sec. notes 7 1/4s, 2016	562,000	545,140

Mirant Americas Generation, Inc.
sr. unsec. notes 8.3s, 2011	3,936,000	3,955,680

Mirant North America, LLC company
guaranty 7 3/8s, 2013	4,782,000	4,590,720

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	935,000	1,095,053

NRG Energy, Inc. company
guaranty 7 3/8s, 2017	2,440,000	2,324,100

NRG Energy, Inc. sr. notes 7 3/8s, 2016	13,325,000	12,742,031

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	4,255,000	4,393,288

Sierra Pacific Power Co. general ref.
mtge. 6 1/4s, 2012	1,114,000	1,167,831

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	4,467,000	4,545,173

Teco Finance, Inc. company
guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	1,511,000	1,582,138

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes Ser. *, 7s, 2012	2,505,000	2,645,405

Teco Finance, Inc. company guaranty
sr. unsec. unsub. notes Ser. *, 6 3/4s, 2015	333,000	349,027

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	1,345,000	1,500,880

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	639,000	671,176

Texas-New Mexico Power Co. 144A 1st
mtge. sec. 9 1/2s, 2019	2,755,000	3,183,357

Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026	2,764,000	3,152,997

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	156,000	164,188

		85,511,022
Total corporate bonds and notes (cost $1,077,042,308)		$1,009,936,092

SENIOR LOANS (9.6%)* [c]	Principal amount	Value

Automotive (0.3%)
TRW Automotive, Inc. bank term loan
FRN Ser. B, 6.313s, 2014	$3,659,855	$3,639,726

		3,639,726
Basic materials (0.4%)
Huntsman International, LLC bank term
loan FRN Ser. B, 2.011s, 2014	2,066,792	1,925,562

Lyondell Chemical Co. bank term loan
FRN 13s, 2009 U	490,000	507,456

NewPage Holding Corp. bank term loan
FRN 4.063s, 2014	1,804,724	1,671,303

Rockwood Specialties Group, Inc. bank
term loan FRN Ser. H, 6s, 2014	518,319	512,271

		4,616,592

SENIOR LOANS (9.6%)* [c] cont.	Principal amount	Value

Broadcasting (0.3%)
Clear Channel Communications, Inc.
bank term loan FRN Ser. B, 3.714s, 2016	$525,000	$365,094

Univision Communications, Inc. bank
term loan FRN Ser. B, 2.511s, 2014	4,027,282	3,152,786

		3,517,880
Capital goods (0.6%)
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 2.598s, 2014	66,927	49,888

Hawker Beechcraft
Acquisition Co., LLC bank term loan
FRN Ser. B, 2.372s, 2014	1,333,842	994,268

Hexcel Corp. bank term loan FRN
6 1/2s, 2014	513,500	513,928

Manitowoc Co., Inc. (The) bank term
loan FRN Ser. A, 4.814s, 2013	1,255,000	1,124,794

Sensata Technologies BV bank term
loan FRN 2.246s, 2013 (Netherlands)	995,269	812,803

Sequa Corp. bank term loan FRN
3.844s, 2014	1,588,040	1,353,804

Wesco Aircraft Hardware Corp. bank
term loan FRN 6.02s, 2014	620,000	465,000

Wesco Aircraft Hardware Corp. bank
term loan FRN 2.52s, 2013	1,590,000	1,454,850

		6,769,335
Communication services (0.5%)
Cebridge Connections, Inc. bank term
loan FRN 4.781s, 2014	1,210,000	1,090,513

Charter Communications, Inc. bank
term loan FRN 6 3/4s, 2014	2,430,000	2,051,831

Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 5 1/2s, 2015	1,604,664	1,216,870

Mediacom Communications Corp. bank
term loan FRN Ser. C, 2.01s, 2015	1,622,240	1,508,684

		5,867,898
Consumer cyclicals (3.1%)
Allison Transmission, Inc. bank term
loan FRN Ser. B, 3.03s, 2014	4,486,205	3,830,097

Building Materials Holdings Corp.
bank term loan FRN 3.063s, 2014	2,244,375	2,047,992

CCM Merger, Inc. bank term loan FRN
Ser. B, 8 1/2s, 2012	3,476,448	3,244,684

Chester Down & Marina, LLC bank term
loan FRN 12 3/8s, 2016	1,805,000	1,746,338

Citadel Communications bank term loan
FRN Ser. B, 2.341s, 2014	1,175,000	665,050

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	915,692	773,760

GateHouse Media, Inc. bank term loan
FRN Ser. B, 2.27s, 2014	2,399,620	625,101

GateHouse Media, Inc. bank term loan
FRN Ser. DD, 2.279s, 2014	895,380	233,247

Goodman Global Holdings, Inc. bank
term loan FRN Ser. B, 6 1/2s, 2011	3,499,650	3,447,155

Navistar Financial Corp. bank term
loan FRN 3.455s, 2012	1,468,000	1,365,240

Navistar International Corp. bank
term loan FRN 3.511s, 2012	4,037,000	3,754,410

QVC, Inc. bank term loan FRN 5.095s, 2014	680,000	670,863

Six Flags Theme Parks bank term loan
FRN 2.656s, 2015	5,086,585	4,919,150

Thomas Learning bank term loan FRN
Ser. B, 2.76s, 2014	5,417,665	4,645,648

Travelport bank term loan FRN 3.098s, 2013	73,765	66,204

SENIOR LOANS (9.6%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Travelport bank term loan FRN Ser. B,
2.883s, 2013	$165,087	$148,166

Travelport bank term loan FRN
Ser. DD, 2.761s, 2013	562,366	503,317

Travelport, LLC. bank term loan FRN
Ser. C, 10 1/2s, 2013	510,000	514,463

Tribune Co. bank term loan FRN
Ser. B, 5 1/4s, 2014 (In default) †	8,650,500	3,622,397

United Components, Inc. bank term
loan FRN Ser. D, 2.72s, 2012	527,778	478,958

Visteon Corp. bank term loan FRN
Ser. B, 5 1/4s, 2013	1,860,000	1,188,540

		38,490,780
Consumer staples (0.8%)
Claire’s Stores, Inc. bank term loan
FRN 3.064s, 2014	1,585,954	1,033,137

Dole Food Co., Inc. bank term loan
FRN Ser. B, 7.973s, 2013	422,841	425,549

Dole Food Co., Inc. bank term loan
FRN Ser. C, 7.939s, 2013	1,594,971	1,605,188

Dole Food Co., Inc. bank term loan
FRN Ser. C, 0.505s, 2013	244,239	245,803

Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 3.031s, 2014	2,576,765	2,377,066

Revlon Consumer Products bank term
loan FRN Ser. B, 4.383s, 2012	1,470,000	1,367,835

Rite-Aid Corp. bank term loan FRN
9 1/2s, 2015	2,065,000	2,137,275

Rite-Aid Corp. bank term loan FRN
Ser. B, 2.027s, 2014	330,813	285,464

		9,477,317
Financials (0.2%)
CB Richard Ellis Services, Inc. bank
term loan FRN Ser. B, 6.002s, 2013	1,200,000	1,138,000

Nuveen Investments, Inc. bank term
loan FRN Ser. B, 3.496s, 2014	1,145,028	929,382

		2,067,382
Health care (1.0%)
Fenwal, Inc. bank term loan FRN
5.924s, 2014	500,000	387,500

Healthsouth Corp. bank term loan FRN
Ser. B, 2.53s, 2013	3,519,123	3,403,495

IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
5.738s, 2014	6,866,628	5,699,301

Select Medical Corp. bank term loan
FRN Ser. B, 2.413s, 2012	608,411	573,935

Surgical Care Affiliates, Inc. bank
term loan FRN Ser. B, 2.6s, 2015	660,668	596,253

United Surgical Partners
International, Inc. bank term loan
FRN 2.384s, 2014	2,483,439	2,297,181

		12,957,665
Homebuilding (0.2%)
Realogy Corp. bank term loan FRN
0.166s, 2013	705,749	537,881

Realogy Corp. bank term loan FRN
Ser. B, 3.281s, 2013	2,621,351	1,997,845

		2,535,726
Media (—%)
Nielsen Finance LLC/Nielsen Finance Co.
bank term loan FRN Ser. TA, 2.276s, 2013	160,829	149,704

Nielsen Finance LLC/Nielsen Finance Co.
bank term loan FRN Ser. TB, 4.026s, 2016	335,820	314,761

		464,465

SENIOR LOANS (9.6%)* [c] cont.	Principal amount	Value

Oil and gas (0.1%)
Targa Resources, Inc. bank term loan
FRN 2.263s, 2012	$786,714	$770,652

Targa Resources, Inc. bank term loan
FRN 0.473s, 2012	454,859	445,572

		1,216,224
Retail (0.2%)
Dollar General Corp. bank term loan
FRN Ser. B1, 3 1/8s, 2013	2,525,000	2,455,913

Michaels Stores, Inc. bank term loan
FRN Ser. B, 2.563s, 2013	652,353	575,498

		3,031,411
Technology (0.5%)
Compucom Systems, Inc. bank term loan
FRN 3.77s, 2014	1,091,170	1,003,877

First Data Corp. bank term loan FRN
Ser. B3, 3.017s, 2014	1,736,775	1,443,965

Flextronics International, Ltd. bank term
loan FRN Ser. B, 2.759s, 2014 (Singapore)	617,352	553,456

Flextronics International, Ltd. bank term loan
FRN Ser. B, 2.696s, 2014 (Singapore)	2,148,385	1,926,027

Freescale Semiconductor, Inc. bank
term loan FRN 12 1/2s, 2014	1,218,797	1,147,701

Freescale Semiconductor, Inc. bank
term loan FRN Ser. B, 2.031s, 2013	734,219	547,911

		6,622,937
Telecommunications (—%)
Level 3 Financing, Inc. bank term
loan FRN Ser. B, 11 1/2s, 2014	235,000	242,246

		242,246
Utilities and power (1.4%)
Calpine Corp. bank term loan FRN
Ser. B, 3.475s, 2014	5,081,913	4,663,448

Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 3.776s, 2014	8,064,376	6,128,925

Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 3.776s, 2014	8,071,138	6,108,124

		16,900,497

Total senior loans (cost $131,681,446)		$118,418,081

CONVERTIBLE BONDS	Principal
AND NOTES (3.5%)*	amount	Value

Acquicor Technology, Inc.
144A cv. notes 8s, 2011	$2,120,000	$1,452,200

Advanced Micro Devices, Inc. cv.
sr. unsec. notes 5 3/4s, 2012	2,694,000	2,165,303

Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec.
notes 3.7s, 2027 R	2,145,000	1,943,906

Alliant Techsystems, Inc. cv. company
guaranty sr. sub. notes 3s, 2024	1,540,000	1,765,225

Digital Realty Trust LP
144A cv. sr. unsec. notes 5 1/2s, 2029 R	1,665,000	1,981,517

General Cable Corp. cv. company
guaranty sr. unsec. notes 1s, 2012	1,799,000	1,517,906

Global Crossing, Ltd. cv. sr. unsec.
notes 5s, 2011	1,290,000	1,238,348

Intel Corp. cv. jr. unsec.
sub. bonds 2.95s, 2035	1,344,000	1,212,960

International Game Technology
144A cv. sr. unsec. notes 3 1/4s, 2014	1,560,000	2,007,564

Interpublic Group of Companies, Inc.
(The) cv. sr. unsec. notes 4 1/4s, 2023	1,975,000	1,812,063

CONVERTIBLE BONDS	Principal
AND NOTES (3.5%)* cont.	amount	Value

L-3 Communications Holdings, Inc.
144A cv. company guaranty sr. unsec.
bonds 3s, 2035	$2,016,000	$2,016,000

Leap Wireless International, Inc.
cv. sr. unsec. notes 4 1/2s, 2014	1,575,000	1,160,618

Level 3 Communications, Inc. cv.
sr. unsec. unsub. notes 3 1/2s, 2012	1,880,000	1,388,850

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	6,564,000	4,906,590

Maxtor Corp. cv. sr. unsec. unsub.
debs. company guaranty 2 3/8s, 2012	2,285,000	2,282,144

NII Holdings, Inc. 144A cv. sr. unsec.
notes 3 1/8s, 2012	831,000	704,273

Pantry, Inc. (The) cv. company
guaranty sr. unsec. sub. notes 3s, 2012	4,669,000	3,816,908

Safeguard Scientifics, Inc. cv. sr. unsec.
notes 2 5/8s, 2024	382,000	351,440

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	1,783,000	1,524,465

Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	2,125,000	1,763,750

Steel Dynamics, Inc. cv. sr. notes
5 1/8s, 2014	930,000	1,134,600

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036	3,429,000	2,366,010

Virgin Media, Inc. 144A cv. sr. unsec.
notes 6 1/2s, 2016	2,345,000	2,125,156

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	657,000	465,649

Total convertible bonds and notes (cost $39,030,038)		$43,103,445

COMMON STOCKS (1.3%)*	Shares	Value

AboveNet, Inc. †	2,530	$231,773

Alliance Imaging, Inc. †	337,369	1,865,651

American Media, Inc. 144A F	63,915	6

Bohai Bay Litigation, LLC F §	3,899	12,165

Chesapeake Energy Corp.	35,700	815,388

Dana Holding Corp. †	120,744	631,491

Decrane Aircraft Holdings, Inc. F	29,311	29

DigitalGlobe, Inc. 144A F †	129,113	2,201,506

El Paso Corp.	120,275	1,110,138

Elizabeth Arden, Inc. †	64,017	659,375

FelCor Lodging Trust, Inc. R	144,063	592,099

PetroHawk Energy Corp. †	105,600	2,273,568

Qwest Communications International, Inc.	310,391	1,114,304

Sealy Corp. †	344,430	902,407

Service Corporation International	240,756	1,704,552

Titan International, Inc.	26,812	222,808

Vertis Holdings, Inc. † F	135,886	136

Williams Cos., Inc. (The)	66,735	1,097,123

Total common stocks (cost $19,544,327)		$15,434,519

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

Crown Castle International Corp.
$3.125 cum. cv. pfd.	55,412	$2,791,380

Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd. (acquired
various dates from 12/2/04
to 11/3/05, cost $3,223,649) ‡	73,590	279,642

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	23,535	2,247,593

CONVERTIBLE PREFERRED STOCKS (0.6%)* cont.	Shares	Value

Great Plains Energy, Inc. $6.00 cv. pfd.	41,025	$2,494,320

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	4,338	11,930

Total convertible preferred stocks (cost $13,759,986)		$7,824,865

PREFERRED STOCKS (0.2%)*	Shares	Value

Decrane Aircraft Holdings, Inc.
$16.00 pfd. ‡‡	21,000	$147,000

Preferred Blocker, Inc. 144A 7.00%
cum. pfd.	4,142	1,926,936

Total preferred stocks (cost $1,609,154)		$2,073,936

FOREIGN GOVERNMENT BONDS	Principal
AND NOTES (0.1%)*	amount	Value

Argentina (Republic of) bonds FRB
1.597s, 2013	$4,885,000	$1,753,715

Total foreign government bonds and notes
(cost $1,880,725)		$1,753,715

MORTGAGE-BACKED SECURITIES (0.1%)* Principal amount		Value

GE Capital Commercial Mortgage Corp.
144A Ser. 00-1, Class G, 6.131s, 2033	$2,222,000	$575,184

Mach One Commercial
Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	2,190,000	153,300
Ser. 04-1A, Class K, 5.45s, 2040	880,000	52,800
Ser. 04-1A, Class L, 5.45s, 2040	400,000	20,000

Total mortgage-backed securities (cost $4,792,526)		$801,284

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	977	$68,634

Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	—

Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	—

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01	714,514	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	4,137	170,892

Vertis Holdings, Inc. F	10/18/15	$0.01	9,578	1

ZSC Specialty Chemicals PLC 144A (United Kingdom)	6/30/11	0.01	269,866	2,699

ZSC Specialty Chemicals PLC (Preferred) 144A (United Kingdom)	6/30/11	0.01	269,866	2,699

Total warrants (cost $554,422)				$244,925

SHORT-TERM INVESTMENTS (0.4%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	5,169,524	$5,169,524

U.S. Treasury Bills for an effective yield of 0.70%, December 17, 2009 ##	$350,000	349,275

Total short-term investments (cost $5,518,799)		$5,518,799

TOTAL INVESTMENTS

Total investments (cost $1,295,413,731)		$1,205,109,661

Key to holding’s currency abbreviations
EUR	Euro
Key to holding’s abbreviations
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

* Percentages indicated are based on net assets of $1,232,808,289.

† Non-income-producing security.

††The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2009 was $279,642, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ Affiliated companies (Note 9).

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at August 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at August 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At August 31, 2009, liquid assets totaling $6,355,000 have been designated as collateral for open swap contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at August 31, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/09

		Aggregate	Delivery	Unrealized
	Value	face value	date	(depreciation)

Euro	$1,393,986	$1,402,027	9/17/09	$(8,041)

Total				$(8,041)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/09

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$9,365,882	$9,415,195	9/17/09	$49,313

Total				$49,313

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/09
					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)
Bank of America, N.A.
Nalco Co., 7.75%, 11/15/11	Ba2	$—	$1,160,000	9/20/12	350 bp	$(5,600)

Deutsche Bank AG
Nalco Co., 7.75%, 11/15/11	Ba2	—	1,115,000	12/20/12	363 bp	(4,662)

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Caa1	—	730,000	6/20/12	230 bp	(230,770)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	—	715,000	6/20/13	595 bp	(85,074)

Morgan Stanley Capital Services, Inc.
Nalco Co., 7.75%, 11/15/11	Ba2	—	1,190,000	9/20/12	330 bp	(12,878)

Nalco Co., 7.75%, 11/15/11	Ba2	—	1,445,000	3/20/13	460 bp	36,721

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	—	1,865,000	9/20/13	(760 bp)	(205,969)

Total						$(508,232)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2009.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$222,808	$—	$29

Communication services	1,346,077	—	2,201,506

Conglomerates	—	—	12,165

Consumer cyclicals	631,491	—	142

Consumer staples	3,266,334	—	—

Energy	4,186,079	—	—

Financials	592,099	—	—

Health care	1,865,651	—	—

Utilities and power	1,110,138	—	—

Total common stocks	13,220,677	—	2,213,842

Convertible bonds and notes	—	43,103,445	—

Convertible preferred stocks	—	7,824,865	—

Corporate bonds and notes	—	1,009,923,590	12,502

Foreign government bonds and notes	—	1,753,715	—

Mortgage-backed securities	—	801,284	—

Preferred stocks	—	2,073,936	—

Senior loans	—	118,418,081	—

Warrants	68,634	176,290	1

Short-term investments	5,169,524	349,275	—

Totals by level	$18,458,835	$1,184,424,481	$2,226,345
	Level 1	Level 2	Level 3

Other financial instruments:	$—	$(466,960)	$2,993,534

Other financial instruments include receivable purchase agreement, swaps and forward contracts.

The following is a reconciliation of Level 3 assets as of August 31, 2009:

				Change in net
		Accrued		unrealized		Net transfers in
	Balance as of	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out	Balance as of
Investments in securities:	August 31, 2008	premiums	(loss)	(depreciation)*	sales	of Level 3	August 31, 2009

Common stocks:

Capital goods	$29	$—	$—	$—	$—	$—	$29

Communication services	—	—	—	—	—	2,201,506	2,201,506

Conglomerates	55,172	—	131,418	84,241	(258,666)	—	12,165

Consumer cyclicals	267,994	—	(9,538,134)	8,088,828	1,181,454	—	142

Total common stocks	323,195	—	(9,406,716)	8,173,069	922,788	2,201,506	2,213,842

Corporate bonds and notes	122	—	(87,196)	116,857	(17,829)	548	12,502

Warrants	34,895	—	(162,874)	128,283	(303)	—	1

Totals:	$358,212	$—	$(9,656,786)	$8,418,209	$904,656	$2,202,054	$2,226,345

				Change in net
		Accrued		unrealized		Net transfers in
	Balance as of	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out	Balance as of
	August 31, 2008	premiums	(loss)	(depreciation)	sales	of Level 3	August 31, 2009

Other financial instruments:	$—	$—	$—	$—	$—	$2,993,534	$2,993,534††

* Includes $(1,403,971) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for all securities (including Level 1 and Level 2) can be found in the Statement of Operations.

†† Includes amount receivable under receivable purchase agreement.

^ The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/09

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,290,244,207)	$1,199,927,972
Affiliated issuers (identified cost $5,169,524)
(Notes 6 and 9)	5,181,689

Cash	3,278,028

Foreign currency (cost $2) (Note 1)	2

Dividends, interest and other receivables	24,141,119

Receivable for shares of the fund sold	520,543

Receivable for investments sold	11,932,524

Unrealized appreciation on swap contracts (Note 1)	36,721

Unrealized appreciation on forward currency contracts (Note 1)	49,313

Receivable for receivable purchase agreement (Note 2)	2,993,534

Total assets	1,248,061,445

LIABILITIES

Payable for investments purchased	9,472,757

Payable for purchases of delayed delivery securities
(Notes 1, 7 and 8)	172,950

Payable for shares of the fund repurchased	1,763,051

Payable for compensation of Manager (Notes 2 and 6)	1,886,430

Payable for investor servicing fees (Note 2)	176,683

Payable for custodian fees (Note 2)	13,921

Payable for Trustee compensation and expenses (Note 2)	371,008

Payable for administrative services (Note 2)	8,338

Payable for distribution fees (Note 2)	541,940

Unrealized depreciation on forward currency contracts (Note 1)	8,041

Unrealized depreciation on swap contracts (Note 1)	544,953

Other accrued expenses	293,084

Total liabilities	15,253,156

Net assets	$1,232,808,289

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$2,579,551,886

Undistributed net investment income (Note 1)	96,393

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(1,259,065,796)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(87,774,194)

Total — Representing net assets applicable to
capital shares outstanding	$1,232,808,289

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,070,780,932 divided by 160,184,548 shares)	$6.68

Offering price per class A share (100/96.00 of $6.68)*	$6.96

Net asset value and offering price per class B share
($65,487,320 divided by 9,819,713 shares)**	$6.67

Net asset value and offering price per class C share
($34,785,634 divided by 5,234,574 shares)**	$6.65

Net asset value and redemption price per class M share
($17,086,631 divided by 2,552,284 shares)	$6.69

Offering price per class M share (100/96.75 of $6.69)***	$6.91

Net asset value, offering price and redemption price per
class R share ($2,296,179 divided by 347,309 shares)	$6.61

Net asset value, offering price and redemption price per
class Y share ($42,371,593 divided by 6,409,274 shares)	$6.61

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/09

INVESTMENT INCOME

Interest (including interest income of $133,705 from
investments in affiliated issuers) (Note 6)	$110,353,578

Dividends	1,148,853

Securities lending	70,129

Total investment income	111,572,560

EXPENSES

Compensation of Manager (Note 2)	7,426,880

Investor servicing fees (Note 2)	2,522,908

Custodian fees (Note 2)	29,808

Trustee compensation and expenses (Note 2)	79,420

Administrative services (Note 2)	49,383

Distribution fees — Class A (Note 2)	2,434,392

Distribution fees — Class B (Note 2)	716,922

Distribution fees — Class C (Note 2)	298,683

Distribution fees — Class M (Note 2)	68,747

Distribution fees — Class R (Note 2)	8,828

Other	614,529

Fees waived and reimbursed by Manager (Notes 2 and 6)	(425,719)

Total expenses	13,824,781
Expense reduction (Note 2)	(42,469)

Net expenses	13,782,312

Net investment income	97,790,248

Net realized loss on investments (including realized losses
of $9,432,145 on affiliated issuers) (including $729,136 in
realized losses from redemptions in kind) (Notes 1, 3 and 9)	(286,870,801)

Net realized gain on swap contracts (Note 1)	17,436,963

Net realized gain on foreign currency transactions (Note 1)	1,233,976

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(792,156)

Net unrealized appreciation of investments, receivable
purchase agreement and swap contracts during the year	93,646,368

Net loss on investments	(175,345,650)

Net decrease in net assets resulting from operations	$(77,555,402)

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	8/31/09	8/31/08

Operations:

Net investment income	$97,790,248	$140,993,370

Net realized loss on investments and
foreign currency transactions	(268,199,862)	(65,475,293)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	92,854,212	(83,136,760)

Net decrease in net assets resulting
from operations	(77,555,402)	(7,618,683)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(89,005,603)	(109,940,378)

Class B	(5,979,813)	(10,419,730)

Class C	(2,515,249)	(3,009,283)

Class M	(1,230,461)	(1,081,810)

Class R	(158,987)	(94,409)

Class Y	(6,935,943)	(17,842,657)

Increase in captial from settlement payments	76,316	—

Redemption fees (Note 1)	153,902	424,207

Decrease from capital share transactions
(Note 4)	(267,281,965)	(223,811,549)

Total decrease in net assets	(450,433,205)	(373,394,292)

NET ASSETS

Beginning of year	1,683,241,494	2,056,635,786

End of year (including undistributed net
investment income of $96,393 and
distributions in excess of net investment
income $1,914,988, respectively)	$1,232,808,289	$1,683,241,494

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized and	Total from						Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a	on investments	operations	investment income	distributions	fees c	reimbursements	end of period	value (%) d	(in thousands)	net assets (%) b,e	net assets (%) b	turnover (%)

Class A
August 31, 2009	$7.21	.49	(.48)	.01	(.54)	(.54)	—	— c,g,h	$6.68	1.73	$1,070,781	1.13	8.37	44.15
August 31, 2008	7.82	.57	(.60)	(.03)	(.58)	(.58)	—	—	7.21	(.50)	1,298,019	1.07	7.51	27.59
August 31, 2007	7.87	.58	(.04)	.54	(.59)	(.59)	—	—	7.82	6.87	1,570,488	1.03	7.17	57.18
August 31, 2006	8.10	.58 f	(.22)	.36	(.59)	(.59)	—	—	7.87	4.64 f	1,657,357	1.01 f	7.26 f	45.50
August 31, 2005	7.98	.56	.16	.72	(.60)	(.60)	—	—	8.10	9.28	1,851,371.97		6.94	41.21

Class B
August 31, 2009	$7.19	.45	(.47)	(.02)	(.50)	(.50)	—	— c,g,h	$6.67	1.12	$65,487	1.88	7.75	44.15
August 31, 2008	7.79	.51	(.59)	(.08)	(.52)	(.52)	—	—	7.19	(1.14)	113,832	1.82	6.79	27.59
August 31, 2007	7.84	.51	(.04)	.47	(.52)	(.52)	—	—	7.79	6.05	197,581	1.78	6.42	57.18
August 31, 2006	8.06	.51 f	(.20)	.31	(.53)	(.53)	—	—	7.84	3.99 f	342,227	1.76 f	6.52 f	45.50
August 31, 2005	7.94	.50	.16	.66	(.54)	(.54)	—	—	8.06	8.49	543,515	1.72	6.19	41.21

Class C
August 31, 2009	$7.17	.45	(.47)	(.02)	(.50)	(.50)	—	— c,g,h	$6.65	1.14	$34,786	1.88	7.58	44.15
August 31, 2008	7.78	.51	(.60)	(.09)	(.52)	(.52)	—	—	7.17	(1.28)	39,507	1.82	6.75	27.59
August 31, 2007	7.84	.52	(.05)	.47	(.53)	(.53)	—	—	7.78	5.95	46,276	1.78	6.42	57.18
August 31, 2006	8.06	.51 f	(.20)	.31	(.53)	(.53)	—	—	7.84	4.02 f	63,687	1.76 f	6.50 f	45.50
August 31, 2005	7.95	.50	.15	.65	(.54)	(.54)	—	—	8.06	8.39	75,498	1.72	6.18	41.21

Class M
August 31, 2009	$7.23	.47	(.48)	(.01)	(.53)	(.53)	—	— c,g,h	$6.69	1.36	$17,087	1.38	8.03	44.15
August 31, 2008	7.83	.55	(.60)	(.05)	(.55)	(.55)	—	—	7.23	(.67)	13,273	1.32	7.25	27.59
August 31, 2007	7.88	.56	(.05)	.51	(.56)	(.56)	—	—	7.83	6.54	16,162	1.28	6.92	57.18
August 31, 2006	8.10	.56 f	(.22)	.34	(.56)	(.56)	—	—	7.88	4.46 f	19,785	1.26 f	7.00 f	45.50
August 31, 2005	7.98	.54	.15	.69	(.57)	(.57)	—	—	8.10	8.95	23,265	1.22	6.69	41.21

Class R
August 31, 2009	$7.16	.46	(.48)	(.02)	(.53)	(.53)	—	— c,g,h	$6.61	1.23	$2,296	1.38	7.93	44.15
August 31, 2008	7.77	.54	(.59)	(.05)	(.56)	(.56)	—	—	7.16	(.75)	1,446	1.32	7.22	27.59
August 31, 2007	7.85	.56	(.07)	.49	(.57)	(.57)	—	—	7.77	6.24	1,096	1.28	6.92	57.18
August 31, 2006	8.08	.55 f	(.21)	.34	(.57)	(.57)	—	—	7.85	4.37 f	390	1.26 f	7.00 f	45.50
August 31, 2005	7.98	.53	.15	.68	(.58)	(.58)	—	—	8.08	8.79	905	1.22	6.60	41.21

Class Y
August 31, 2009	$7.14	.54	(.52)	.02	(.55)	(.55)	—	— c,g,h	$6.61	1.98	$42,372.88		9.11	44.15
August 31, 2008	7.76	.58	(.60)	(.02)	(.60)	(.60)	—	—	7.14	(.35)	217,165.82		7.73	27.59
August 31, 2007	7.83	.60	(.06)	.54	(.61)	(.61)	—	—	7.76	6.96	225,031.78		7.42	57.18
August 31, 2006	8.06	.59 f	(.21)	.38	(.61)	(.61)	—	—	7.83	4.99 f	193,290	.76 f	7.51 f	45.50
August 31, 2005	7.96	.58	.14	.72	(.62)	(.62)	—	—	8.06	9.37	222,236.72		7.19	41.21

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 6):

Percentage of average net assets

August 31, 2009	0.04%

August 31, 2008	<0.01

August 31, 2007	<0.01

August 31, 2006	<0.01

August 31, 2005	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

g Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

h Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millenium Partners, L.P., Millenium Management, L.L.C and Millenium International Management, LLC, which amounted to less than $0.01 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 8/31/09

Note 1: Significant accounting policies

Putnam High Yield Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities. These securities may have a higher rate of default. Capital growth is a secondary goal when consistent with achieving high current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 15, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The volume of the fund’s activity in interest rate swap contracts during the period was minimal.

H) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional balance of $21,550,462 in credit default contracts during the year ended August 31, 2009.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At August 31, 2009, the fund had net liability position of $531,230 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $349,275.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At August 31, 2009 the fund had a capital loss carryover of $1,073,746,335 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$302,150,418	August 31, 2010

499,955,886	August 31, 2011

61,743,291	August 31, 2012

76,944,480	August 31, 2013

14,070,646	August 31, 2014

2,600,677	August 31, 2015

20,028,690	August 31, 2016

96,252,247	August 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2010 $171,564,975 of losses recognized during the period November 1, 2008 to August 31, 2009.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, the expiration of capital loss carryovers, defaulted bond interest, income on swap contracts, redemption in kind gains, and receivable purchase agreement gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2009, the fund reclassified $10,047,189 to increase undistributed net investment income and $365,683,225 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $355,636,036.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2009 were as follows:

Unrealized appreciation	$53,353,886
Unrealized depreciation	(147,244,025)

Net unrealized depreciation	(93,890,139)
Undistributed ordinary income	2,293,904
Capital loss carryforward	(1,073,746,335)
Post-October loss	(171,564,975)

Cost for federal income tax purposes	$1,298,999,800

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended August 31, 2009, the fund’s expenses were reduced by $389,215 as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.600% of the fund’s average net assets. During the period ended August 31, 2009, the fund’s expenses were reduced by $31,441 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were reduced by no monies as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $11,983,721 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended August 31, 2009, the fund’s expenses were reduced by $42,469 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $979, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $69,693 and $859 from the sale of class A and class M shares, respectively, and received $62,212 and $4,362 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,668 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $499,156,309 and $692,587,173, respectively. There were no purchases or sales of U.S. government securities. For the year ended August  31, 2009, the fund had redemptions in kind which resulted in redemptions out of the fund totaling $109,503,923.

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions in capital shares were as follows:

	Year ended 8/31/09		Year ended 8/31/08

Class A	Shares	Amount	Shares	Amount

Shares sold	21,917,836	$125,754,089	15,739,648	$120,030,441

Shares issued in
connection with
reinvestment of
distributions	10,571,135	60,813,179	10,044,638	75,744,114

	32,488,971	186,567,268	25,784,286	195,774,555

Shares
repurchased	(52,345,832)	(302,414,789)	(46,630,689)	(353,461,417)

Net decrease	(19,856,861)	$(115,847,521)	(20,846,403)	$(157,686,862)

	Year ended 8/31/09		Year ended 8/31/08

Class B	Shares	Amount	Shares	Amount

Shares sold	2,189,386	$11,903,293	2,400,585	$18,390,435

Shares issued in
connection with
reinvestment of
distributions	635,042	3,627,559	826,183	6,226,902

	2,824,428	15,530,852	3,226,768	24,617,337

Shares
repurchased	(8,840,717)	(51,042,369)	(12,761,384)	(96,970,727)

Net decrease	(6,016,289)	$(35,511,517)	(9,534,616)	$(72,353,390)

	Year ended 8/31/09		Year ended 8/31/08

Class C	Shares	Amount	Shares	Amount

Shares sold	1,617,420	$9,098,752	1,653,066	$12,670,208

Shares issued in
connection with
reinvestment of
distributions	277,682	1,593,866	255,686	1,920,313

	1,895,102	10,692,618	1,908,752	14,590,521

Shares
repurchased	(2,168,535)	(12,449,199)	(2,349,056)	(17,865,041)

Net decrease	(273,433)	$(1,756,581)	(440,304)	$(3,274,520)

	Year ended 8/31/09		Year ended 8/31/08

Class M	Shares	Amount	Shares	Amount

Shares sold	1,326,688	$7,256,380	391,916	$3,007,705

Shares issued in
connection with
reinvestment of
distributions	163,850	946,039	95,043	718,427

	1,490,538	8,202,419	486,959	3,726,132

Shares
repurchased	(775,223)	(4,413,948)	(713,855)	(5,459,933)

Net increase
(decrease)	715,315	$3,788,471	(226,896)	$(1,733,801)

	Year ended 8/31/09		Year ended 8/31/08

Class R	Shares	Amount	Shares	Amount

Shares sold	381,094	$2,157,017	104,292	$783,361

Shares issued in
connection with
reinvestment of
distributions	26,047	149,058	11,798	88,175

	407,141	2,306,075	116,090	871,536

Shares
repurchased	(261,888)	(1,547,098)	(55,012)	(414,466)

Net increase	145,253	$758,977	61,078	$457,070

	Year ended 8/31/09		Year ended 8/31/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	4,066,190	$23,419,266	11,076,389	$83,004,712

Shares issued in
connection with
reinvestment of
distributions	1,223,124	6,935,943	2,389,688	17,842,657

	5,289,314	30,355,209	13,466,077	100,847,369

Shares
repurchased	(6,952,263)	(39,565,080)	(12,075,284)	(90,067,415)

Redemption
in kind	(22,323,593)	(109,503,923)	—	—

Net increase
(decrease)	(23,986,542)	$(118,713,794)	1,390,793	$10,779,954

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of August 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for	Statement of		Statement of
as hedging	assets and		assets and
instruments under	liabilities	Market	liabilities	Market
Statement 133	location	value	location	value

Credit contracts	Receivables	$36,721	Payables	$544,953

Foreign exchange	Receivables	49,313	Payables	8,041
contracts

Total		$86,034		$552,994

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended August 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized
in Income

Derivatives not accounted
for as hedging	Forward
instruments under	currency
Statement 133	contracts	Swaps	Total

Credit contracts	$—	$(3,986,299)	$ (3,986,299)

Foreign exchange	1,233,893	—	1,233,893
contracts

Interest rate contracts	—	21,423,262	21,423,262

Total	$ 1,233,893	$17,436,963	$18,670,856

Change in Unrealized Appreciation or (Depreciation) on
Derivatives Recognized in Income

Derivatives not accounted
for as hedging	Forward
instruments under	currency
Statement 133	contracts	Swaps	Total

Credit contracts	$—	$1,137,531	$1,137,531

Foreign exchange	(806,225)	—	(806,225)
contracts

Interest rate contracts	—	(12,720,218)	(12,720,218)

Total	$ (806,225)	$(11,582,687)	$(12,388,912)

Note 6: Investment in Putnam Prime Money Market Fund and
Putnam Money Market Liquidity Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2009, management fees paid were reduced by $5,063 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $111,860 for the year ended August 31, 2009. During the year ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $13,750,838 and $84,786,375, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September  24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In April 2009, the fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $21,845 for the year ended August 31, 2009. During the year ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $191,872,622 and $186,703,098, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of August 31, 2009, the fund had unfunded loan commitments of $172,950, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments
Lyondell Chemical Co.	$172,950

Note 9: Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	cost	proceeds	income	value

Bohai Bay
Litigation, LLC (units)	$—	$192,326	$—	$—

Bohai Bay
Litigation, LLC Escrow*	—	—	—	12,165

VFB, LLC	—	234,492	—	—

* Security acquired as part of a corporate action during the period. Market values are shown for those securities affiliated at period end.

Note 10: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 11: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 12: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

The fund designated 1.02% of ordinary income distributions as qualifying for the   dividends received deduction for corporations.

For its tax year ended August 31, 2009, the fund hereby designates 1.03%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $94,435,455 of distributions paid as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company, and previously was a Member of its Executive Management Committee. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. In addition, he serves as a Trustee of American India Foundation and of the Rubin Museum, serving on its Investment Committee.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology and holds an M.S. from State University of New York at Stonybrook.

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. In addition, he was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, Mr. Hill received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972 Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College in Danville, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berk-shire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group.

Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations.

Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Funds since 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009.

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products, and timberland assets company) in December 2008. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan Bloedel, Ltd. (a forest products company) until 1999. Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation.

He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the Investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management	Senior Associate Treasurer/Assistant Clerk
of Funds
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Nancy E. Florek (Born 1957)
Since 2004	Since 2004	Vice President, Assistant Clerk,
Prior to 2004, Managing Director,	Senior Managing Director, Putnam	Assistant Treasurer and Proxy Manager
Putnam Investments	Investments, Putnam Management and	Since 2005
	Putnam Retail Management	Manager, Mutual Fund Proxy Voting
Steven D. Krichmar (Born 1958)
Vice President and	Robert R. Leveille (Born 1969)
Principal Financial Officer	Vice President and
Since 2002	Chief Compliance Officer
Senior Managing Director,	Since 2007
Putnam Investments	Managing Director, Putnam Investments,
Putnam Management, and Putnam
Janet C. Smith (Born 1965)	Retail Management
Vice President, Principal Accounting
Officer and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and
Managing Director, Putnam Investments	BSA Compliance Officer
and Putnam Management	Since 2002
Managing Director, Putnam Investments
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Judith Cohen (Born 1945)
Since 2007	Vice President,
Managing Director, Putnam Investments	Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

 With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Charles B. Curtis	Beth S. Mazor
Putnam Investment	Robert J. Darretta	Vice President
Management, LLC	Myra R. Drucker
One Post Office Square	Paul L. Joskow	James P. Pappas
Boston, MA 02109	Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Investment Sub-Manager	Robert E. Patterson	Francis J. McNamara, III
Putnam Investments Limited	George Putnam, III	Vice President and Chief Legal Officer
57–59 St James’s Street	Robert L. Reynolds
London, England SW1A 1LD	W. Thomas Stephens	Robert R. Leveille
	Richard B. Worley	Vice President and
Investment Sub-Advisor		Chief Compliance Officer
The Putnam Advisory	Officers
Company, LLC	Robert L. Reynolds	Mark C. Trenchard
One Post Office Square	President	Vice President and BSA Compliance Officer
Boston, MA 02109
	Charles E. Porter	Judith Cohen
Marketing Services	Executive Vice President, Principal	Vice President, Clerk and
Putnam Retail Management	Executive Officer, Associate Treasurer	Assistant Treasurer
One Post Office Square	and Compliance Liaison
Boston, MA 02109		Wanda M. McManus
	Jonathan S. Horwitz	Vice President, Senior Associate Treasurer
Custodian	Senior Vice President and Treasurer	and Assistant Clerk
State Street Bank and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Assistant Clerk,
Ropes & Gray LLP	Principal Financial Officer	Assistant Treasurer and Proxy Manager

Independent Registered Public	Janet C. Smith
Accounting Firm	Vice President, Principal Accounting
KPMG LLP	Officer and Assistant Treasurer

Trustees	Susan G. Malloy
John A. Hill, Chairman	Vice President and Assistant Treasurer
Jameson A. Baxter, Vice Chairman
Ravi Akhoury

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN034 258133 10/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2009	$69,936	$--	$5,800	$-
August 31, 2008	$66,000	$--	$6,000	$-

For the fiscal years ended August 31, 2009 and August 31, 2008, the fund’s independent auditor, billed aggregate non-audit fees in the amounts of $ 5,800 and $ 74,733 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2009	$ -	$ -	$ -	$ -
August 31, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009